Exhibit 99(g)

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)



     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Date:  February 28, 2005

                              OCM GW HOLDINGS, LLC

                              By: OCM Principal Opportunities Fund III, L.P.,
                                  its managing member

                              By: OCM Principal Opportunities Fund III GP, LLC,
                                  its general partner

                              By: Oaktree Capital Management, LLC, its managing
                                  member

                              By:      /s/ Stephen A. Kaplan
                                  --------------------------------
                              Name: Stephen A. Kaplan
                              Title: Principal


                              OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.

                              By: OCM Principal Opportunities Fund III GP, LLC,
                                  its general partner

                              By: Oaktree Capital Management, LLC, its managing
                                  member

                               By:      /s/ Stephen A. Kaplan
                                  -----------------------------------
                               Name: Stephen A. Kaplan
                               Title: Principal

GulfWest Energy Joint Filing Agreement

                                                                   Exhibit 99(g)




                                   OCM PRINCIPAL OPPORTUNITIES FUND III GP, LLC

                                   By: Oaktree Capital Management, LLC, its
                                       managing member

                                   By:      /s/ Stephen A. Kaplan
                                      -----------------------------------
                                   Name:  Stephen A. Kaplan
                                   Title: Principal



                                   OAKTREE CAPITAL MANAGEMENT, LLC

                                   By:      /s/ Stephen A. Kaplan
                                         -----------------------------
                                   Name:  Stephen A. Kaplan
                                   Title: Principal


GulfWest Energy Joint Filing Agreement

                                                                   Exhibit 99(g)




                                     /s/ J. Virgil Waggoner
                                     ------------------------
                                     J. Virgil Waggoner


GulfWest Energy Joint Filing Agreement